SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

                                                      Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934
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US GLOBAL NANOSPACE, INC.
(Name of Registrant as Specified In Its Charter)

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2)      Aggregate number of securities to which transaction applies:

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US GLOBAL NANOSPACE, INC.
2533 North Carson Street, Suite 5107
Carson City, Nevada 89706

January ____, 2004

To our stockholders:

Enclosed please find an Information Statement providing information to you regarding a corporate action taken by the Board of Directors and the majority stockholder of US Global Nanospace, Inc. to amend its Amended and Restated Certificate of Incorporation. By taking this action, the number of authorized shares of common stock available for issuance by US Global Nanospace, Inc. will be increased to 300,000,000 and the number of authorized shares of preferred stock available for issuance will be increased to 10,000,000.

The written consent of the majority stockholder assures that the amendment to the Amended and Restated Certificate of Incorporation will occur without your vote. Your vote is not required to approve the amendment, and the enclosed Information Statement is not a request for your vote or a proxy statement. The Information Statement is designed to inform you of the action that has occurred.

Very truly yours, US Global Nanospace, Inc.

By:	/s/

John Robinson, President and Chief Executive Officer

INFORMATION STATEMENT
OF
US GLOBAL NANOSPACE, INC.
2533 North Carson Street, Suite 5107
Carson City, Nevada 89706

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY .

This Information Statement is first being furnished on or about January _____, 2004 to the holders of record as of the close of business on January 15, 2004 of the common stock of US Global Nanospace, Inc. (“US Global”).

US Global’s Board of Directors has approved, and a total of one stockholder owning 46,425,000 shares of the 86,839,680 shares of common stock outstanding as of January 14, 2004 has consented in writing to, the action described below. Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock and are sufficient under the Delaware General Corporation Law and US Global’s bylaws to approve the actions. Accordingly, the actions will not be submitted to the other stockholders of US Global for a vote. This Information Statement is being furnished to stockholders to provide them with certain information concerning the actions in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C.

The date of this Information Statement is January _______, 2004.

GENERAL

US Global will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. US Global will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of US Global’s common stock.

US Global will only deliver one information statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. US Global will promptly deliver a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

US Global Nanospace, Inc.
Attn: Corporate Secretary
2533 North Carson Street, Suite 5107
Carson City, Nevada 89706
Telephone No.: 775-841-3246

Stockholders may also address future requests for separate delivery of Information Statements and/or annual reports by contacting US Global at the address listed above.

INFORMATION ON CONSENTING STOCKHOLDER

Pursuant to US Global’s bylaws and the Delaware General Corporation Law, a vote by the holders of at least a majority of US Global’s outstanding capital stock is required to effect the action described herein. Each share of common stock is entitled to one vote. US Global’s Amended and Restated Certificate of Incorporation does not authorize cumulative voting. As of the record date, US Global had 86,839,680 voting shares of common stock issued and outstanding of which 43,419,841 shares are required to pass any stockholder resolutions. The consenting stockholder is the record and beneficial owner of 46,425,000 shares, representing 53.461% of the issued and outstanding shares of common stock. Pursuant to Section 228(a) of the Delaware General Corporation Law, the consenting stockholder voted in favor of the actions described herein in a written consent dated January 14, 2004. The consenting stockholder’s name, affiliation with US Global and beneficial holdings are as follows:

Name	Affiliation	Shares Beneficially Held	Percentage
John Robinson(1)	Controlling Stockholder	46,425,000	53.461%

_______________________

(1)     Mr. Robinson is the Chairman of the Board of Directors of US Global and it’s Chief Executive Officer. No consideration was paid for the consent.

PROPOSALS BY SECURITY HOLDERS

None

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of January 15, 2004 as to each person who is known to US Global to be the beneficial owner of more than 5% of US Global’s outstanding common stock and as to the security and percentage ownership of each executive officer and director of US Global and all officers and directors of US Global as a group. Except where specifically noted, each person listed in the table has sole voting and investment power with respect to the shares listed.

Title of Class	Name and Address Of Beneficial Owners	Security Ownership Amount and Nature Of Beneficial Ownership	Percentage Of Class
Common	John Robinson 2533 North Carson Street, #5107 Carson City, NV 89706	46,425,000	53.461%
Common	Julie Seaman 2533 North Carson Street #5107 Carson City, NV 89706	1,500,000	1.727%
Common	Carolyn Robinson 4455 Camp Bowie Boulevard Suite 114 Ft. Worth, TX 76107	5,940,000	6.840%
Common	Gerald H. Wiener 11111 Santa Monica Blvd. Suite 850 Los Angeles, CA 90025	5,187,278	5.973%
	Officers and Directors as a group (2 persons)	47,925,000	55.188%

________________
(1)   There are no shares that would be required to be reported pursuant to Rule 13d-3 of the Securities Exchange Act of 1934.

NOTICE TO STOCKHOLDERS OF ACTIONS APPROVED BY CONSENTING STOCKHOLDER

The following action was taken based upon the unanimous recommendation by US Global’s Board of Directors and the written consent of the consenting stockholder.

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ACTION 1
AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
TO INCREASE THE AUTHORIZED COMMON STOCK

                 The Board of Directors and the consenting stockholder unanimously adopted and approved an amendment to US Global’s Amended and Restated Certificate of Incorporation to increase the authorized common stock from 100,000,000 to 300,000,000 shares and to increase the authorized preferred stock from 1,000,000 to 10,000,000 shares, which is referred to as the “Authorized Shares Amendment.” The text of the Authorized Shares Amendment is attached hereto as Exhibit A. Currently, US Global has 100,000,000 shares of common stock authorized, of which 86,839,680 shares are issued and outstanding as of the record date. No shares of the authorized preferred stock are issued and outstanding a s of the record date.

            The Authorized Shares Amendment will be implemented by filing the Second Amendment to Amended and Restated Certificate of Incorporation (the “Amendment”) with the Secretary of State of Delaware. Once US Global files the Amendment, it will have 213,160,320 shares of authorized but unissued common stock available for issuance and 10,000,000 shares of authorized but unissued preferred stock.

Reason for Amendment

The unissued shares of common and preferred stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with financing or acquisition transactions, the issuance of shares in connection with stock splits or stock dividends and the issuance or reservation of common stock for equity awards to employees, officers, and directors.

The Authorized Shares Amendment was not adopted as a result of management’s knowledge of any specific effort to accumulate US Global’s securities or to obtain control of US Global by means of a merger, tender offer, solicitation in opposition to management or otherwise. As of the date of this Information Statement, US Global’s charter and bylaws contain no provisions having an anti-takeover effect, the adoption of the Authorized Shares Amendment is not part of a plan by management to adopt a series of such amendments, and management does not intend to propose other anti-takeover measures.

Effect of the Proposal/Advantages and Disadvantages

The Authorized Shares Amendment will permit US Global’s Board of Directors to authorize the issuance of shares without the necessity and related costs and delays of either calling a special stockholders’ meeting or waiting for the regularly scheduled annual meeting of stockholders in order to increase the authorized capital.

However, the availability of additional authorized and unissued shares of common and preferred stock could make any attempt to gain control of US Global or the Board more difficult, costly or time consuming and the availability of additional authorized and unissued shares might make it more difficult to remove management. Although the Board currently has no intention of doing so, shares of common stock or preferred stock could be issued by the Board to dilute the percentage of common stock owned by a significant stockholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board or to meet the voting requirements imposed by Delaware law with respect to a merger or other business combination involving US Global.

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Adoption of Authorized Shares Amendment by US Global’s Board of Directors

                  US Global's Board of Directors unanimously approved the adoption of the Authorized Shares Amendment on January 14, 2004.

Limitations on the Adoption of the Authorized Shares Amendment

US Global’s stock is quoted on the over-the-counter bulletin board. The over-the-counter bulletin board does not reserve the right to refuse to list or to de-list any stock which has unusual voting provisions that tender or nullify or restrict its voting.

Section 242 of the Delaware General Corporation Law

Section 242 of the Delaware General Corporation Law permits the amendment of a corporation’s certificate of incorporation to allow for an increase or decrease of the aggregate number of authorized shares of a class so long as the holders of at least a majority of the issued and outstanding shares of the effected class approve the action.

Effective Date

The Authorized Shares Amendment will become effective upon the filing of the Amendment with the Delaware Secretary of State. Under federal securities laws, US Global cannot file the Amendment until at least 20 days after mailing this Information Statement

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EXHIBIT A
THE AUTHORIZED SHARES AMENDMENT

STATE of DELAWARE
SECOND AMENDMENT TO AMENDED AND RESTATED
CERTIFICATE of INCORPORATION of
US GLOBAL NANOSPACE, INC.

• First: The Board of Directors of US Global Nanospace, Inc., a Delaware corporation, acting by written consent in accordance with Section 141(f) of the Delaware General Corporation Law, duly adopted resolutions setting forth the proposed second amendment to the Amended and Restated Certificate of Incorporation (the “Certificate”) of said Corporation, declaring said amendment to be in the best interests of the Corporation and its stockholders. The resolutions setting forth the proposed amendment are substantially as follows:

NOW, THEREFORE, BE IT RESOLVED, that Article Fourth of the Amended and Restated Certificate of Incorporation of the Corporation be amended and restated in its entirety to read as follows:

FOURTH:    The Corporation is authorized to issue two classes of stock to be designated, respectively, preferred stock (“Preferred Stock”) and common stock (“Common Stock”). The total number of shares of stock that the Corporation is authorized to issue is 310,000,000. The total number of shares of Common Stock the Corporation shall have the authority to issue is 300,000,000. The total number of shares of Preferred Stock the Corporation shall have the authority to issue is 10,000,000. The Common Stock shall have a par value of $0.01 per share and the Preferred Stock shall have a par value of $0.01 per share.

The Board of Directors of the Corporation is expressly authorized, subject to limitations prescribed by law and the provisions of this Article Fourth, to provide for the issuance of the shares of Preferred Stock from time to time in one or more series, and by filing a certificate pursuant to the General Corporation Law of the State of Delaware, to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares as may be permitted by t he General Corporation Law of the State of Delaware.

• Second: That concurrently therewith, acting by written consent, the holder of at least a majority of the issued and outstanding shares of the Corporation’s capital stock consented to the foregoing amendment in accordance with Section 228(a) of the Delaware General Corporation Law.

• Third: That said amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

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• Fourth: That the capital of said Corporation shall not be reduced under or by reason of said amendment.

IN WITNESS WHEREOF , the undersigned Corporation has caused this Second Amendment to Amended and Restated Certificate of Incorporation to be signed by a duly authorized officer as of January __, 2004.

By:	/s/

John Robinson, Chief Executive Officer

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